UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

KRYSTAL BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38210	82-1080209
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Wharton Street, Suite 701		15203
Pittsburgh,	Pennsylvania
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (412) 586-5830
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KRYS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act.                                                    ☐

Item 8.01    Other Events.

On July 21, 2026, Krystal Biotech, Inc. (the “Company”) filed with the U.S. Patent and Trademark Office a response to an Office Action in connection with a published patent application relating to KB801, the Company’s investigational gene therapy product candidate for the treatment of neurotrophic keratitis. In support of the patentability of the claims, the response included data from a patient who received KB801 in a discontinued clinical study and experienced complete closure of a persistent corneal epithelial defect. The Company discontinued the clinical study in order to advance KB801 into a pivotal trial and no safety concerns or serious adverse events were observed in patients treated in the study.

The Company did not previously disclose the single-patient observation described above and is making this disclosure now solely to ensure that all investors and other stakeholders have equal access to it as it becomes publicly available through the patent prosecution record.

The observation described above reflects the experience of a single patient, does not represent top-line results of any clinical trial, and no conclusions regarding the safety or efficacy of KB801 should be drawn from it. The Company does not currently intend to provide subject-level updates from the discontinued clinical study and expects to report results from its pivotal trial of KB801 in the ordinary course.

The information in this Item 8.01 and the copy of the image of the corneal epithelial defect closure from the patent prosecution record that is attached to this Current Report on Form 8-K as Exhibit 99.1 shall not be (i) deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended , or otherwise subject to the liabilities of that section, or (ii) incorporated by reference into any filing with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the timing of reporting results from the Company’s pivotal trial of KB801. Forward-looking statements are subject to known and unknown risks and uncertainties, including that results from a single patient or a discontinued study are not necessarily indicative of results in any pivotal or other trial, and the other risks and uncertainties described under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Image of corneal epithelial defect closure from patent prosecution record (furnished herewith)
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2026	KRYSTAL BIOTECH, INC.

	By:	/s/ Krish S. Krishnan
	Name:	Krish S. Krishnan
	Title:	Chairman and Chief Executive Officer